Exhibit 32(a)

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

OF ANNUAL REPORT ON FORM 10-KSB

OF PINNACLE DATA SYSTEMS, INC.

FOR THE YEAR ENDED DECEMBER 31, 2005

The undersigned is the President, Chief Executive Officer, and Interim Chief Financial Officer and Treasurer of Pinnacle Data Systems, Inc. (the “Issuer”). This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Annual Report on Form 10-KSB of the Issuer for the annual period ended December 31, 2005.

I, Michael R. Sayre, certify that the Annual Report on Form 10-KSB for the period ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

This certification is executed as of March 30, 2006.

/s/ Michael R. Sayre
President, Chief Executive Officer, and Interim Chief Financial Officer and Treasurer